UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                         Date of Report: April 11, 2003




                            OAK HILL FINANCIAL, INC.
             (Exact name of Registrant as specified in its charter)







           Ohio                         0-26876                 31-1010517
(State or jurisdiction of     (Commission or file number)      (IRS Employer
      incorporation)                                      identification number)



                                 14621 S. R. 93
                                Jackson, OH 45640
                    (Address of principal executive offices)




                                 (740) 286-3283
                (Registrant's phone number, including area code)




                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 9:        Regulation FD Disclosure
               ------------------------

               On April 10, 2003, Oak Hill Financial, Inc. issued a press release announcing its results of operations and financial condition for the three months ("first quarter") ended March 31, 2003. A copy of the press release is being furnished pursuant to
               Item 12: "Results of Operations and Financial Condition" and is attached as Exhibit 99.





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Oak Hill Financial, Inc.



Date:  April 11, 2003                               By: /s/ H. Tim Bichsel
                                                    ----------------------------
                                                            H. Tim Bichsel
                                                            Secretary

                                  EXHIBIT INDEX


Exhibit Number                          Description
--------------                          -----------

99                                      Press  release  of Oak  Hill  Financial,
                                        Inc., dated April 10, 2003, announcing the Company's earnings for the first quarter ended March 31, 2003.